OpenLocker Holdings, Inc. // Feb 2023

OTCQB:OLKR



OPENLOCKER™

Disrupt. Modernize. Monetize.

DISCLAIMER

This presentation has been prepared by OpenLocker Holdings Inc. (“OpenLocker” or the “Company”). It does not purport to contain all the information that a prospective investor may require in connection with any potential investment in the Company. You should not treat the contents of this presentation, or any information provided in connection with it, as financial advice, financial product advice or advice relating to legal, taxation or investment matters. This presentation does not include all available information in relation to the business, operations, affairs, financial position or prospects of the Company. No representation or warranty (whether express or implied) is made by the Company or any of its shareholders, directors, officers, advisers, agents or employees as to the accuracy, completeness or reasonableness of the information, statements, opinions or matters (express or implied) arising out of, contained in or derived from this presentation or provided in connection with it, or any omission from this presentation, nor as to the attainability of any estimates, forecasts or projections set out in this presentation.

This presentation is provided expressly on the basis that you will carry out your own independent inquiries into the matters contained in the presentation and make your own independent decisions about the business, operations, affairs, financial position or prospects of the Company. The Company reserves the right to update, amend or supplement the information contained in this presentation at any time in its absolute discretion (without incurring any obligation to do so) without any obligation to advise you of any such update, amendment or supplement. The delivery of this presentation shall not, under any circumstance, create any implication that there has been no change in the business, operations, affairs, financial position or prospects of the Company or that information contained herein is correct after the date of this presentation. Neither the Company nor any of its shareholders, directors, officers, advisors, agents or employees take any responsibility for, or will accept any liability whether direct or indirect, express or implied, contractual, tortuous, statutory or otherwise, in respect of the accuracy or completeness of the information contained in this presentation, for any errors, omissions or misstatements in or from this presentation or for any loss howsoever arising from the use of this presentation. Any such responsibility or liability is, to the maximum extent permitted by law, expressly disclaimed and excluded. This presentation does not constitute, or form part of, any offer or invitation to sell or issue, or any solicitation of any offer to subscribe for or purchase, any securities of the Company, nor shall it form the basis of or be relied upon in connection with, or act as any inducement to enter, any contract or commitment whatsoever with respect to such securities. Under no circumstances should this presentation be construed as a prospectus, advertisement or public offering of securities.

FORWARD-LOOKING STATEMENTS

This presentation contains reference to certain intentions, expectations, forward-looking statements, strategy and prospects of the Company. Those intentions, expectations, forward looking statements, strategies and prospects may or may not be achieved. They are based on certain assumptions, which may not be met or on which views may differ and may be affected by known and unknown risks. The performance and operations of the Company may be influenced by a number of factors, many of which are outside the control of the Company. Actual results may differ materially from those projected in any forward-looking statements. The factors that could cause the company’s actual results to differ materially are discussed in Item 1A, “Risk Factors,” contained in the company’s most recent Annual Report on Form 10-K, as the same be updated from time to time. No representation or warranty, express or implied, is made by the Company, or any of its shareholders, directors, officers, advisers, agents or employees that any intentions, expectations or plans will be achieved either totally or partially or that any rate of return will be achieved. Given the risks and uncertainties that may cause the Company’s actual future results, performance or achievements to be materially different from those expected, planned or intended, you should not place undue reliance on these intentions, expectations, forward looking statements, strategies and prospects. The Company does not represent or warrant that the actual results, performance or achievements will be as intended, expected or planned.

CREATING COMMUNITIES THAT CONNECT

FANS, ATHLETES & BRANDS

OUR STRATEGY

DISRUPT

MODERNIZE

MONETIZE


CHANGE THE
GAME

OpenLocker Holdings, Inc. (“OpenLocker”) is a technology platform for athletes and brands to redefine and unlock consumer and fan value. OpenLocker builds highly engaged fan communities on the blockchain primarily for colleges and universities using athletes Name, Image and Likeness (N.I.L.) opening the door to countless revenue opportunities that previously did not exist. OpenLocker increases engagement among fans, athletes and brands through digital and physical collectibles and provides unique user utility, perks and experiences. OpenLocker is delivering digital loyalty and spearheading the future of marketing.

Opportunities

- Technology is changing the way fans engage with athletes and teams by helping to build social capital and grow communities.
- Blockchain trading cards are modernizing collectibles and adding value to the sports and entertainment ecosystem.
- Instantaneous peer-to-peer trading of collectibles is changing the game.
- Acquire companies that are leveraging Web3 and blockchain technology for the sports and entertainment industries.


0

Market Size

OPENLOCKER™

Sports NFT Market

2022 **$2.6** Billion (2)

Projected by 2032 **$41.6** Billion (2)

Memorabilia Market

2022 **$26.1** Billion (1)

Projected by 2032 **$227.2** Billion (1)

Trading Card Segment

$6.7 Billion — Projected Growth 2022 to 2026 (1)



Sports Memorabilia Market
($ billion)
2022
2032
Total Sports Memorabilia
Trading Cards
Sports NFTs
0
50
100
150
200
250
(2)

(1) Technavio
(2) Market Decipher





COLLEGE Sports NFT MARKET Potential

NCAA NIL POLICY CHANGE

As of July 1, 2021, the NCAA allows athletes to be compensated for their Name, Image and Likeness (NIL)

COLLEGE SPORTS MARKET SIZE

OPENLOCKER

1,098

NCAA COLLEGES & UNIVERSITIES IN THE US (1)

500

ATHLETES PER INSTITUTION (AVG) PER YEAR (2)

500K NCAA athletes in the US (2)

145M Fans tuned in to watch college sports (3)

75% of college fans support NIL (4)

(1) https://www.ncaa.org (2) https://ncaaorg.s3.amazonaws.com/compliance/recruiting/NCAA_RecruitingFactSheet.pdf
(3) https://playtoday.co/blog/sport-viewership-statistics/
(4) https://www.sportsbusinessjournal.com/Journal/Issues/2021/10/11/Upfront/NIL-study.aspx



REVENUE STREAMS

- **OpenLocker Platform**
  - Sales of collectibles and merchandise
  - Fees collected from transactions on secondary marketplace
- **Corporate Sponsorships / Advertising**
  - Community Sponsorships
  - Athlete Sponsorships
- **Branding & Marketing Services**
- **Customer Loyalty Programs**
- **Fundraising Platform**


OPENLOCKER

WHY THE BLOCKCHAIN?

Build Fan Loyalty over Time

- **Community**: Establish a subset of community that can be engaged later through token-gating & enabling experiences
- **Ownership**: Allows users to own, collect and trade their tokens/rewards
- **Data**: Collect email addresses, wallet addresses and engagement
- **Efficient**: Easily deploy subsequent activations and rewards


Dapper

DAPPER AND FLOW

OpenLocker Fan-Friendly Platform is built on the FLOW blockchain

- **Multiple Payment Onramps**
- **Environmentally-friendly:** efficient proof of stake protocol, no gas fees
- **Security:** protects users from malicious apps

Dapper Wallet Advantage

- **Designed for Mainstream Adoption**
- **Trusted by Major Brands and Sports Leagues**

OpenLocker Fan Communities

University of Florida

University of Connecticut

Radford University

Penn State University

Florida Atlantic University

University of Wisconsin

University of Kentucky

Coastal Carolina University

OPENSTABLE

Horse Racing

BRAVE HEARTZ LACROSSE CLUB

Professional Lacrosse


XL CENTER
XL
PTS AST REB FLS


Show some love and support for BYHC's own, Tyrese Martin and cop his autographed Platinum Card!
#DRAFTED
RD 2-#51
TYRESE MARTIN
AVAILABLE NOW! @ OPENLOCKER.IO

University of Connecticut
BONE YARD HUSKYZ CLUB

Launched February '22

Exclusive Fan Community for University of Connecticut
Featured all 14 members of the Men's Basketball Team without co-licensing. Huskyz avatar is a play on UConn's mascot.

Physical Collectibles delivered to first 25 buyers of each athlete's NFT: "Platinum card" hand-signed by the athlete

Bonus Huskyz Avatar NFT (PFP) included with purchase
Randomly generated Huskyz with unique combination of traits and Huskyz designed in athletes' likeness (for 1-of-1 NFT)


BEAT XAVIER
24

Picture for Proof (PFP) : avatar NFT that may be used as a social media profile pic

X

SUCCESS WITH HONOR

SAINIL



SUCCESS WITH HONOR
LIONZ CLUB
FOUNDERS' COLLECTION
ROMAN
BRAVO-YOUNG
2022 - 2023 SEASON

Penn State University
Lionz Club

Exclusive Fan Community for Penn State Sports Fans

Male and female athletes in all sports have the opportunity to earn NIL revenue from the sales of their digital and physical collectibles, plus experiences

Digital Collectibles and autographed Platinum cards plus Lionz Club Avatar PFP

NCAA-Champion Wrestling Team

The top 8 wrestlers including 2-time NCAA champion Roman Bravo-Young were the first Penn State athletes to drop in December 2022



SUCCESS WITH HONOR
LIONZ CLUB

OPENLOCKER™

UPCOMING DROPS

College Sports Drop Schedule

Q4 2022

✓ **Football**
UConn



✓ **Men's Basketball**
Radford University



✓ **Wrestling**
Penn State



Q1 2023

✓ ***Men's Basketball Series II***
UConn

✓ ***Football***
University of Kentucky



Men's Basketball
Florida Atlantic University



Men's Basketball and Women's Gymnastics
University of Florida

Men's Basketball
University of Wisconsin



Q3 2023

Basketball, Baseball
Coastal Carolina University


ENGAGING THE NEXT GENERATION OF THOROUGHBRED RACING FANS WITH INNOVATIVE DIGITAL COLLECTIBLES.
LEARN MORE →

OPENLOCKER™

OPENSTABLE

Engaging the Next Generation of Thoroughbred Racing Fans

OpenStable is designed to increase the engagement of thoroughbred racing fans using digital collectibles and rewards to create an exclusive community following a horse over the course of its career.

openstable.io

OPENLOCKER™

Horse Racing Opportunity

DISRUPT

Deliver Real World Utility to thoroughbred racing fans in U.S. and around the globe to position industry for growth


LEGENDARY RACING PROSPECT
EPICENTER
NOT THIS TIME OUT OF SILENT CANDY

Epicenter

2nd - 2022 Kentucky Derby

2nd – 2022 Preakness Stakes

1st – Jim Dandy Stakes

1st – Travers Stakes

MONETIZE

Provide additional revenue sharing income to owners, trainers, jockeys, farms and charities while increasing OpenLocker brand awareness

MODERNIZE

Leveraging technology to deliver exclusive information, experiences, memorabilia, merchandise and rewards.

Established Collaborations:

OpenLocker has media partnerships and relationships with industry influencers.

IN THE MONEY MEDIA

HORSE RACES NOW

OLD SMOKE CLOTHING COMPANY

Join the Ride!

Competitive Matrix

	OPENLOCKER	The Players' Lounge		CANDY	Fanatics	Topps	PANINI
Gives Majority of Revenue to Athletes	✓	✓	✓	X	X	X	X
Full Team Engagement	✓	X	X	✓	✓	✓	✓
Fan Base-Centric Communities	✓	X	X	X	X	X	X
All Sports	✓	X	X	X	X	X	X
Exclusive Fan Experiences	✓	✓	✓	X	X	X	X
Loyalty Rewards & Gamification	✓	✓	✓	✓	✓	✓	✓
Secondary Marketplace	✓	✓	X	✓	X	X	✓
Authentic Autographed Physical Card	✓	X	X	X	X	✓	✓
User-Friendly Platform	✓	✓	X	X	X	X	✓
Merchant & Brand Program	✓	X	X	X	X	X	X
LockerMania	✓	X	X	X	X	X	X



STRATEGIC VISION

- Laying the Groundwork for Next Generation Fan Engagement
- Expand to additional sports and verticals including retail, hospitality, event planning, fundraising, entertainment and more
- Create immersive experiences in which fans/consumers can interact with their favorite brands, athletes and celebrities

OPENLOCKER HOLDINGS TEAM



Howard Gostfrand
CHIEF EXECUTIVE OFFICER



Laura Anthony
PRESIDENT



Meir “Wex” Wexler
CHIEF INNOVATION OFFICER

OPENLOCKER, INC.



Brian Klatsky
PRESIDENT



Lauren Klatsky
CHIEF OPERATING OFFICER



Rafi Goldman
HEAD OF BIZ DEV & COMMUNITY PLANNING



Kemah E. P. Washington
CREATIVE DIRECTOR

STRATEGIC ADVISORS



Randy Bast



Samantha Viola



Maury Gostfrand

OPENLOCKER™

PROFESSIONAL TEAM

LEGAL

Anthony L.G., PLLC
625 N. Flagler Drive, Suite 600
West Palm Beach, FL 33401

Office: (561) 514-0936
www.anthonypllc.com

TRANSFER AGENT

Colonial Stock Transfer Company Inc.
66 Exchange Place, Suite 100
Salt Lake City, UT 84111

Office: (801) 433-9553
Direct: (801) 355-5740
www.colonialstock.com

AUDITOR

WILLIAM HUDGENS
MANAGING PARTNER

Hudgens CPA, PLLC
1220 Blalock Rd, Suite 300
Houston, TX 77055

Office: (713) 429-0724 ext.101
Direct: (281) 570-9028
www.hudgescpas.com

THANK YOU!

For inquiries:

HOWARD GOSTFRAND, CEO

howard@openlocker.io

786.271.4208 (cell)

305.351.9195 (office)